UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ACCO BRANDS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on May 19, 2026 at 9:30 a.m. Central Time. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and our 2025 Annual Report on Form 10-K are available at https://web.viewproxy.com/ACCO/2026 If you want to receive a paper or email copy of these documents, you must request one by following the instructions on the reverse side of this Notice on or before May 11, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. You must use the 11-digit Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. CONTROL NUMBER STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of ACCO Brands Corporation: The 2026 Annual Meeting of Stockholders of ACCO Brands Corporation will be held virtually on May 19, 2026 at 9:30 a.m. Central Time. The 2026 Annual Meeting of Stockholders of ACCO Brands Corporation will be held virtually on May 19, 2026 at 9:30 a.m. Central Time. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at https://web.viewproxy.com/ACCO/2026 at least one hour prior to the start time of the meeting and then using your Control Number below. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the join link you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled Additional Information - Questions and Answers about this Proxy Statement. The Board of Directors recommends that you vote FOR the election of each director nominee and FOR proposals 2, 3, and 4. 1. To elect nine members of the Board of Directors: 01. Joseph B. Burton 02. Kathleen S. Dvorak 03. Pradeep Jotwani 04. Robert J. Keller 05. Ron Lombardi 06. Graciela I. Monteagudo 07. E. Mark Rajkowski 08. Elizabeth A. Simermeyer 09. Thomas W. Tedford 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026. 3. Approval, by non-binding advisory vote, of the compensation of our named executive officers. 4. Approval of an amendment to the 2022 ACCO Brands Corporation Incentive Plan to increase the number of shares available for future grant and eliminate fungible share counting provisions with respect to new awards. NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof. Materials for this Annual Meeting and future meetings may be requested by one of the following methods: Internet Go to https://web.viewproxy.com/ACCO/2026. Have the 11-digit Control Number available when you access the website and follow the instructions. E-Mail By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. Telephone Call 1-877-777-2857 Toll Free CONTROL NUMBER VOTING METHODS Via Internet prior to the Annual Meeting: Go to www.AALvote.com/ACCO. Have your 11-digit Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to www.AALvote.com/ACCO. Have your 11-digit Control Number available and follow the prompts. Please refer to the proxy statement for the annual meeting (online at https://web.viewproxy.com/ACCO/2026) for additional voting methods.